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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ANIXTER INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                                 94-1658138
(State of Incorporation or Organization)                 (I.R.S. Employer
                                                      Identification Number)

            4711 Golf Road
            Skokie, Illinois                                  60076
(Address of principal executive offices)                   (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration number to which this form relates: 333-42788

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class                          Name of Each Exchange on Which
to be so Registered                          Each Class is to be Registered
--------------------                         ------------------------------

Liquid Yield Option Notes(TM) due 2020            New York Stock Exchange


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The securities to be registered hereby are the Liquid Yield Option Notes(TM) due 2020 (the "LYONs") of Anixter International Inc., a Delaware corporation.

     For a description of the LYONs, reference is made to the information under the heading "Description of LYONs" in the preliminary prospectus contained in Amendment No. 1 to the Registration Statement on Form S-3 of Anixter International Inc. filed with the Securities and Exchange Commission on August 25, 2000 (Registration No. 333-42788), which description is incorporated herein by reference.

ITEM 2.  EXHIBITS

1. Indenture by and between Anixter International Inc. and the Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 of Anixter International Inc. (Registration No. 333-42788) (the "Form S-3").

2. Form of Liquid Yield Option Note due 2020, incorporated herein by reference to Exhibit 4.2 to the Form S-3.





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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          ANIXTER INTERNATIONAL INC.
                                              (Registrant)


                                          By: /s/ Rod Shoemaker
                                              --------------------------------
                                              Rod Shoemaker
                                              Vice President - Treasurer

August 25, 2000